SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                        ELECTRONIC CONTROL SECURITY INC.
                (Name of Registrant as Specified in its Charter)


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

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

ELECTRONIC CONTROL SECURITY, INC.
Security and Anti-Terrorist Systems
--------------------------------------------------------------------------------
790 Bloomfield Avenue, Bldg. C-1, Clifton, NJ 07012 Tel: (973) 574-8555
Fax: (973) 574-8562

E-mail: ecsi@anti-terrorism.com o Website: http://www.anti-terrorism.com

October 20, 2005

Dear Stockholder:

      You are cordially invited to attend our 2005 Annual Shareholders' Meeting, or the Annual Meeting, which will be held at 8:30 a.m. Eastern Time, on December 9, 2005 at the principal corporate offices of Electronic Control Security Inc., 790 Bloomfield Avenue, Clifton, New Jersey. Driving directions are on the back cover of this proxy statement. For further details, see "About the Annual Meeting."

We are holding the Annual Meeting for the following purposes:

1. To elect seven persons to serve on the board of directors to hold office until the next annual shareholders' meeting or until their respective successors have been elected or appointed.

2. To ratify the selection of Demetrius & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2006.

3. To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

      The proxy statement, which follows this notice, fully describes these items. We have not received notice of other matters that may be properly presented at the Annual Meeting.

      Only shareholders of record at the close of business on October 21, 2005 will be entitled to vote at the Annual Meeting and any postponements or adjournments of the meeting. For 10 days prior to the Annual Meeting, a list of shareholders will be available for inspection at our principal executive offices. If you would like to view the stockholder list, please call our Investor Relations department at 973-574-8559 to schedule an appointment.

      Your vote is important. Each share of our stock that you own represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. Directors will be elected by the affirmative vote of the holders of a majority of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present; and to pass the other proposal included in this year's proxy statement will require a majority of votes present or represented at the Annual Meeting. Many of our shareholders do not vote, so the shareholders who do vote influence the outcome of the election in greater proportion than their percentage ownership of the company.

      To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. Shareholders have two options for submitting their vote: (1) by mail or (2) by casting a ballot at the Annual Meeting. For further details see "Submitting and Revoking Your Proxy" on page 3.

The Board of Directors

Natalie Barchenko
Corporate Secretary

                                TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING..............................................................................2
PROPOSAL NO. 1........................................................................................5
   Information Concerning the Board of Directors and Executive Officers...............................7
      Board Meetings..................................................................................7
      Compensation of Non-Employee Directors..........................................................7
      Board of Directors Committees...................................................................7
      Audit Committee.................................................................................8
EXECUTIVE OFFICERS....................................................................................9
SECURITY OWNERSHIP OF CERTAIN........................................................................11
BENEFICIAL OWNERS AND MANAGEMENT.....................................................................11
   Security Ownership of Principal Stockholders, Directors, Nominees and Executive Officers and
   Related Stockholder Matters.......................................................................11
EXECUTIVE COMPENSATION...............................................................................12
   Compensation Pursuant to Management Contracts.....................................................12
   Option Grants in the Last Fiscal Year.............................................................12
   Fiscal Year-End Option Numbers and Values.........................................................13
   Stock Option Plan.................................................................................13
   Equity Compensation Plan Information..............................................................13
   Other Compensation................................................................................14

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..............................................14
CODE OF CONDUCT AND ETHICS...........................................................................14
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS.................................................14
PROPOSAL NO. 2.......................................................................................15
REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS..................................................15
INDEPENDENT ACCOUNTANTS..............................................................................16
FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2005...........................................16
COST OF SOLICITATION OF PROXIES......................................................................17
SHAREHOLDER PROPOSALS................................................................................17
OTHER BUSINESS.......................................................................................17
ELECTRONIC CONTROL SECURITY INC......................................................................18
   Audit Committee Charter...........................................................................18

                        ELECTRONIC CONTROL SECURITY, INC.
                              790 Bloomfield Avenue
                            Clifton, New Jersey 07012

                                 PROXY STATEMENT
                                October 20, 2005

      This proxy statement is being furnished to our shareholders beginning on or about November 4, 2005, in connection with the solicitation of proxies by Electronic Control Security Inc.'s ("ECSI" or the "Company") Board of Directors to be used at our Annual Meeting of Shareholders, or the Annual Meeting, to be held on December 9, 2005, at the Company's principal offices located at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, at 8:30 a.m., local time, and at any postponements or adjournments thereof.

                            ABOUT THE ANNUAL MEETING

What am I voting on?

Proposal 1: The election of seven directors for terms expiring in 2006; and

Proposal 2: The ratification of the selection by the Audit Committee of the Board of Directors of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2006.

We are not aware of any other matters that will be voted on. If a matter does properly come before the Annual Meeting, the persons named as the proxy in the accompanying form of proxy will vote the proxy at their discretion.

What are the board's voting recommendations?

            Our board of directors recommends a vote:

      o     FOR each of the seven nominated directors; and

      o FOR the ratification of the selection of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2006.

What is the vote required for each proposal?

Proposal 1: The election of the seven nominated directors requires the affirmative vote of the holders of a majority of our common stock present, or represented, at the Annual Meeting.

Proposal 2: The ratification of the selection of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2006 requires the affirmative vote of the holders of a majority of our common stock present, or represented, at the Annual Meeting.

Who can vote?

      The record holders of our common stock and Series A Convertible Preferred Stock, or Series A Preferred Stock, on the close of business as of October 21, 2005, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each outstanding share of common stock is entitled to one vote at the meeting on each matter to be voted upon at the meeting and each outstanding share of Series A Preferred Stock is entitled to 1.14 votes at the meeting on each matter to be voted upon at the Annual Meeting. The holders of common stock and the Series A Preferred Stock vote together as a single class. As of the record date, there were 8,172,822 shares of common stock outstanding and shares of Series A Preferred Stock outstanding entitling the holders to vote the equivalent of 370,500 shares of common stock. As of the record date, we had approximately 200 shareholders of record. A list of shareholders entitled to vote will be available for inspection by any record shareholder at our corporate headquarters at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey during the ten days prior to and at our Annual Meeting.

What constitutes a quorum?

In order to conduct our Annual Meeting, a majority of the outstanding shares entitled to vote must be represented in person or by proxy. This is known as a "quorum." Abstentions and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as broker non-votes, will count toward establishing a quorum.

How do I vote?

There are two ways to vote:

      o     By completing and mailing the enclosed proxy card; or

      o     By written ballot at our Annual Meeting.

If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on each of the proposals even if the broker does not receive voting instructions from you.

If your shares are held in the name of a broker, bank or other holder of record, you are invited to attend our Annual Meeting, but may not vote at our Annual Meeting unless you have first obtained a proxy, executed in the shareholders' favor, from the holder of record.

What does it mean if I get more than one proxy?

It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are counted. Can I change my vote or revoke my proxy? You can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

      o     Returning a later-dated proxy card;

      o     Voting in person at our Annual Meeting; or

      o     Notifying our Secretary by written revocation letter.

Our Secretary is Natalie Barchenko. Any revocation of your proxy should be filed with her at our corporate headquarters at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey.

Attendance at our Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as our board recommends.

Who conducts the proxy solicitation?

Our board of directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

What if I do not specify how my shares are to be voted?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

      Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares.

Who will count the votes?

Our board of directors will appoint one or more persons to serve as the inspector(s) of elections to tabulate the votes cast by proxy or in person at the Annual Meeting. The inspector(s) of elections will also determine whether or not a quorum is present.

Do I have any appraisal rights in connection with any matter to be acted upon?

No. Our shareholders do not have appraisal rights in connection with any matter to be acted upon.

Is cumulative voting allowed in the election of directors?

No. Each share is entitled to one vote in the election of directors as on every other matter.

Where can I find the voting results of the Annual Meeting?

The Chairman will announce the results at the Annual Meeting. In addition, we will publish them in our quarterly report on Form 10-QSB for the second quarter of fiscal 2006 that we will file with the SEC by February 14, 2006.

Who can help answer my questions?

If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, you should contact our Secretary, Natalie Barchenko, at (973) 574-8559. Our public filings can also be accessed at the Securities and Exchange Commission's website at www.sec.gov.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is comprised of seven members. Each director holds office until the annual meeting of shareholders following their election or appointment and until their respective successors have been duly elected and qualified. Directors are elected by the affirmative vote of the holders of a majority of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present.

      All of the persons standing for election as directors currently serve on the Board of Directors. It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of the directors nominated and named below. Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our board of directors.

Nominees for Election of Directors

      The table below sets forth the names of each of the persons nominated to serves as directors of the Company, the year such person first became a director and each person's current position(s) with the Company, if applicable:

--------------------------------------------------------------------------------
                               Year First
      Name             Age     Became A Director              Position
      ----             ---     -----------------              --------
--------------------------------------------------------------------------------
Arthur Barchenko       72            1976           President, CEO  and Director
--------------------------------------------------------------------------------
Natalie Barchenko      71            2001             Secretary, Treasurer and
                                                              Director
--------------------------------------------------------------------------------
Gene Rabois            60            1989                     Director
--------------------------------------------------------------------------------
Robert F. Reiter       55            2001                     Director
--------------------------------------------------------------------------------
Edward Snow            66            2000                     Director
--------------------------------------------------------------------------------
Stephen Rossetti       55            2004                     Director
--------------------------------------------------------------------------------
Thomas Donahue         55            2005                     Director
--------------------------------------------------------------------------------

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
            "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS

      Arthur Barchenko has been our President since December 1976. Mr. Barchenko also participates in the management of our subsidiaries. From June 1952 to May 1972, he held various sales and marketing positions at Lightolier, Inc., a manufacturer of lighting fixtures, and served both as its vice president of sales where he was responsible for a sales and support staff of approximately 200 persons, and as a member of the board of directors and a member of the executive committee. Prior to organizing Electronic Control Security Inc., Mr. Barchenko co-founded and directed the operations of Bajer Industries, a lighting manufacturing company that was subsequently sold to the Charter Group. Mr.

Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Society. He served on the Radio Technical Commission for Aeronautics Committee 183 as a member of the special access control security task force for the Federal Aviation Administration. He is married to Natalie Barchenko, a director and the Secretary of ECSI, and is the father of Mark Barchenko, a Vice President of the Company.

      Gene Rabois has served as a member of our Board of Directors since October 1, 1989 and as member of the Audit Committee since 2002. Previously, he had served as the Chief Financial Officer of ECSI. Mr. Rabois has more than thirty years' experience in accounting and finance, Securities and Exchange Commission financial reporting, installation and management of computer systems and control and administration of corporate financial affairs. Through May 2004, Mr. Rabois was the Controller for SJT Imaging, Inc., a printing concern. He now serves as the Controller of e.comm Technologies.

      Natalie Barchenko has been a director and the Secretary and Treasurer of ECSI since 2001. Over the last twelve years, she has been actively responsible for the day to day operations of the Company in the areas of human resources, order entry, invoicing, advertising and sales materials. Natalie is a member of the Sarbanes Oxley 404 Audit Committee. She is married to Arthur Barchenko, a director and the President and CEO of ECSI, and is the mother of Mark Barchenko, a Vice President of the Company.

      Edward Snow has been a director of ECSI since June 2000 and a member of the Audit Committee since 2002. From October 1996 to October 1999, he was a co-owner and operator of Phoenix Fiber Optics Inc., a manufacturer and marketer of fiber optic products. From October 1999 to October 2000, he had served as the Assistant to the President of Space America Corp. Since 1996, he has acted as a private consultant to the government and industry.

      Robert F. Reiter has been a director of ECSI since November 2001. Since November 1997, he has served as the President of R.F. Reiter & Associates, an engineering consulting firm. Since January 2002, he has been the President of HAZ-X Holdings, Ltd., which engages in non-intrusive inspection engineering and operations. From 1977 through 1997, he was the Vice President of Analytical Systems Engineering Corp., an engineering consulting company.

      Stephen Rossetti joined the Board in October 2004. Mr. Rossetti currently serves as the president of each of Zegato Solutions, Inc. and Markquest, Inc., positions he has held since 2003 and 2001, respectively. Zegato is an information technology company based in Lanham, Maryland that engages in software development and systems integration services for the U.S. Government. Markquest is a consulting and lobbying organization. He is also the chairman and chief executive officer of Government Internet Systems and is a corporate advisor of NOW Solutions, Inc., both subsidiaries of Vertical Computer Systems, Inc., a multinational provider of Web services, underpinning Web technologies, and administrative software services. From August 2003 to January 2004, he served as president of Applied DNA Sciences, Inc., a provider of DNA-embedded security solutions that protect corporate and government intellectual property from counterfeiting and fraud. Mr. Rossetti served in the Office of the Secretary of Defense from August 2003 to January 2004 and from 1987 to 1996 served on the Professional Staff of the Armed Services Committee, US House of Representatives where he had an established reputation as a strident government reform advocate. From November 1998 through January 2001, Mr. Rossetti worked for the United States Department of Defenses as the Director of Defense Integrated Travel. As director of the Readiness Subcommittee staff, he was responsible for the oversight of the Department of Defense infrastructure and combat readiness, including special operations forces, National Guard and Reserve preparedness, chemical and biological weapons preparedness and response, and missions other than war such as counter-drug and counter-terror.

      Thomas F. Donahue has been a director of the Company since November, 2004. Mr. Donahue is the founder and principal of T. F. Donahue Consulting a consulting firm specializing in corporate finance and mergers and acquisitions. During 2002 and 2003, he was retained by the Company to provide financial analysis with respect to corporate operations and potential acquisitions. He also renders consulting services to a number of public and private companies throughout the country including analyzing and facilitating strategic planning, assisting in obtaining and negotiating credit. From 1999 to 2002 he was the corporate vice president and treasurer of Sensormatic Electronics Corporation, public security company, where his responsibilities included corporate finance, investor relations, rating agency relations, working capital management, asset securitization, global insurance, foreign exchange, customer credit and financing, and acquisition and economic analysis. From 1990 to 1999, he was the vice president and treasurer of Citibank Universal Card Services Corp., a credit card company, where he was in charge of asset securitization, investor relations, banking relations, funding, risk management, cash management and bank product support.

Information Concerning the Board of Directors and Executive Officers.

      Board Meetings.

      The Board of Directors met four times during the fiscal year ended June 30, 2005 and each incumbent director attended at least 75% of the meetings held during the period he served as a director either in person or telephonically. In addition, the board of directors took actions by unanimous written consent on four occasions during the last fiscal year.

      Compensation of Non-Employee Directors.

      Directors receive $1,000 fee for attendance at board meetings and $500 for telephonic participation in board meeting. Outside directors were reimbursed for out-of-pocket expenses for attendance at such meetings. It is expected that the Company's outside directors will receive an annual award of stock options under the Company's equity incentive plan. In January 2004, the Company issued an aggregate of 60,000 shares to three directors.

      Board of Directors Committees.

      We do not have standing committees whose functions include nominating directors or establishing the compensation of our employees and consultants.

      Nominations for directors are considered by the entire Board. Our directors take a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry.

      Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

      Our Board will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by our Board:

      o such recommendations must be provided to the Board, c/o Arthur Barchenko, Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, in writing at least 120 days prior to the date of the next scheduled annual meeting;

      o the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

      o the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidates.

      In addition, the entire Board oversees compensation of our employees. Compensation is based on various criteria, such as their Company's performance, an employee's past and future contributions to the Company's operations and performance, their professional skills and other factors the Directors deem relevant.

      Audit Committee

      The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are Gene Rabois, Edward Snow, and Thomas Donahue, each of whom is an independent director. The Board of Directors has determined that Gene Rabois meets the requirements of an "audit committee financial expert" as set forth in Section 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held three meetings in fiscal 2005, all of which were attended by each member of the Audit Committee, except for one meeting which was attended by two members.

      We adopted a new Audit Committee Charter in October 2002, a copy of which is attached as an exhibit to this Proxy.

      Shareholder Communications

      Shareholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to c/o Arthur Barchenko, Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012.

                               EXECUTIVE OFFICERS

      The Company's executive officers are:

      --------------------------------------------------------------------------
              Name                        Position                      Age
              ----                        --------                      ---
      --------------------------------------------------------------------------
      Arthur Barchenko         President and Director                    72
      --------------------------------------------------------------------------
      Richard Stern            Vice President                            56
      --------------------------------------------------------------------------
      Eldon Moberg             Vice President                            53
      --------------------------------------------------------------------------
      Thomas Isdanavich        Vice President                            57
      --------------------------------------------------------------------------
      Joseph McAndrew          Vice President                            51
      --------------------------------------------------------------------------
      Mark Barchenko           Vice President-Marketing                  49
      --------------------------------------------------------------------------
      Natalie Barchenko        Secretary, Treasurer and Director         71
      --------------------------------------------------------------------------

Arthur and Natalie Barchenko are married and Mark Barchenko is their son.

      Our officers are appointed annually by our Board of Directors and serve at the discretion of the Board of Directors. Two of our executive officers, Arthur Barchenko and Natalie Barchenko, are also directors of the Company. See the section above entitled "Election of Directors" for biographical information about these individuals. Set forth below is biographical information regarding our executive officers who are not directors.

      Richard Stern has served as our Vice President of Manufacturing from December 1, 1997 to December 2002. He is now responsible for the overall management of our marketing and sales support department, which includes supervising all proposals, submittal drawings and test personnel including the review and evaluation of new and existing products; oversight of maintenance personnel; mechanical design of new products including the development of test procedures; and field labor reports. Prior to joining us, Mr. Stern spent 25 years in the data communication and temperature processing fields. He has held managerial positions in manufacturing, engineering, quality control, customer service, as well as having been involved in the design and development of the product lines within these fields.

      Eldon Moberg joined us in 1996 as the Vice President of the FOIDS product division and has served as our Vice-President since July 1, 1999. Mr. Moberg is responsible for establishing the FOIDS manufacturing and test facility in Madison, Alabama. His duties include planning and coordinating manufacturing schedules and resources and the provision of technical data for security system design and project cost analysis. Before entering private industry, Mr. Moberg served for twenty years in the United States Army where he gained experience as senior radar repair technician for several Army Air Defense systems, team leader for missile system direct support maintenance and training developer for newly acquired Army missile systems.

      Thomas Isdanavich has been Vice President of Product and Application Engineering at ECSI since July 1997. He conducts site surveys, determines the application of technologies for specific threats, supervises installation and training support requirements for in-house and field applications. His responsibilities include threat and technology analysis planning and coordination of all administrative phases of project and program engineering support services. Mr. Isdanavich was employed by Beall Technologies, Inc. a manufacturer of matrix switching equipment for IBM compatible mainframe computers, from 1973 to 1997. Prior to entering private industry, Mr. Isdanavich served in the U.S. Navy for four years.

      Joseph McAndrew joined us in June, 2003 as Vice President of Operations. Prior thereto, Mr. McAndrew spent 20 years as an innovative, hands-on manufacturing operations executive with experience in controlling the elements inherent in producing superior products at the lowest possible costs. He has headed global manufacturing operations for multi-layer radio frequency signal processing components used in the military, satellite and commercial markets with annual sales of $25 million. Mr. McAndrew has developed new and unique process techniques allowing entry into the commercial market and resulting in the issuance of two U.S. Patents. His experience is multi-national with important technology operation transfers in Canada and production build outs in Central America.

      Mark Barchenko joined us in 1993 and has served as our Vice-President of Marketing on two separate occasions most recently since 2004. He has focused his marketing and business development efforts on Southeast Asian government projects and U.S. airports and maritime facilities. Mr. Barchenko spearheaded the IS09001-2000 quality program based on the international standard of operation, from inception through registration during 2000. Mr. Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Society. He served on the Radio Technical Commission for Aeronautics Committee 183 as a member of the special access control security task force for the Federal Aviation Administration. Mr. Barchenko holds a U.S. patent titled "Jet Propulsion Engine Assembly for Aircraft."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Principal Shareholders, Directors, Nominees and Executive Officers and Related Stockholder Matters

      The following table sets forth, as of October 21, 2005, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director and officer of our Company, and (iii) our directors and executive officers as a group.

--------------------------------------------------------------------------------
Name Beneficial Owner (1)          Number of Shares       Percent of Class (2)
-------------------------          ----------------       --------------------
--------------------------------------------------------------------------------
Arthur Barchenko (3)                   1,186,643          14.17%
--------------------------------------------------------------------------------
Richard Stern (4)                         35,000          *
--------------------------------------------------------------------------------
Eldon Moberg (5)                          65,000          *
--------------------------------------------------------------------------------
Thomas Isdanavich (6)                     30,000          *
--------------------------------------------------------------------------------
Joseph McAndrew (7)                       30,000          *
--------------------------------------------------------------------------------
Mark Barchenko                            46,108          *
--------------------------------------------------------------------------------
Natalie Barchenko (8)                  1,609,079          19.26%
--------------------------------------------------------------------------------
Gene Rabois (9)                          100,203          1.23%
--------------------------------------------------------------------------------
Robert F. Reiter (10)                     30,000          *
--------------------------------------------------------------------------------
Edward Snow (11)                          35,000          *
--------------------------------------------------------------------------------
Stephen Rossetti (12)                      5,000          *
--------------------------------------------------------------------------------
Thomas Donahue (13)                       45,000          *
--------------------------------------------------------------------------------
Directors and officers
as a group (12 persons) (14)           3,116,830          35.69%
--------------------------------------------------------------------------------

*     Less than 1%.

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to common stock (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is in care of the Company.

(2)   Based on 8,172,822 shares outstanding as of October 21, 2005.

(3) Consists of 984,643 shares of common stock, including 155,536 shares not registered in Mr. Barchenko's name but over which he has dispository power and control, and options to purchase 200,000 shares of common stock.

(4) Consists of 30,000 shares of common stock and options to purchase 5,000 shares of common stock.

(5) Consists of 20,000 shares of common stock and options to purchase 45,000 shares of common stock.

(6) Consists of 20,000 shares of common stock and options to purchase 10,000 shares of common stock.

(7)   Consists solely of options to purchase shares of common stock.

(8) Consists 1,429,079 shares of common stock and options to purchase 180,000 shares of common stock.

(9) Consists of 95,203 shares of common stock and options to purchase 5,000 shares of common stock.

(10) Consists of 10,000 shares of common stock and options to purchase 25,000 shares of common stock.

(11) Consists of 5,000 shares of common stock and options to purchase 30,000 shares of common stock.

(12)  Consists of options to purchase 5,000 shares of common stock.

(13) Consists of 20,000 shares of common stock and 25,000 shares of common stock and options to purchase shares of common stock.

(14) Includes options to purchase an aggregate of up to 560,000 shares of common stock which are held by all directors and officers as a group.

                             EXECUTIVE COMPENSATION

      Summary Compensation Table

      The following table sets forth certain information concerning the annual and long-term compensation of the person serving as the Company's chief executive officer (the "Named Executive") during the last three years. No other executive officers received annual compensation in excess of $100,000 during the last three fiscal years.

------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                            Long Term Compensation
------------------------------------------------------------------------------------------------------------------------------
                                   Annual Compensation                        Awards                Payouts
------------------------------------------------------------------------------------------------------------------------------
                                                                     Restricted    Securities
                                                     Other Annual      Stock       Underlying                      All Other
     Name and                  Salary      Bonus     Compensation     Award(s)    Options/SARs    LTIP Payouts    Compensation
Principle Position   Year       ($)         ($)           ($)           ($)            (#)            ($)             ($)
------------------------------------------------------------------------------------------------------------------------------
Arthur Barchenko,    2005    $ 130,000                                              250,000
President
                     2004      $96,000                                               50,000

                     2003     $101,700
------------------------------------------------------------------------------------------------------------------------------

      Compensation Pursuant to Management Contracts

None.

      Option Grants in the Last Fiscal Year

         The following table presents certain information concerning stock options granted to the Named Executive under our various stock option plans during the 2005 fiscal year.

--------------------------------------------------------------------------------------------------------
                                 Option/SAR Grants in Last Fiscal Year
--------------------------------------------------------------------------------------------------------
                                           Individual Grants
--------------------------------------------------------------------------------------------------------
                    Number of Securities
                         Underlying         % of Total Options/SARs     Exercise or
                        Options/SARs        Granted  to Employees in     Base Price
      Name               Granted (#)              Fiscal Year              ($/Sh)        Expiration Date
      ----               -----------              -----------              ------        ---------------
--------------------------------------------------------------------------------------------------------
Arthur Barchenko         250,000 (1)                 22.73%                 2.40         January 2, 2014
--------------------------------------------------------------------------------------------------------

(1) Of the 250,000 options granted to Mr. Barchenko during fiscal 2005, options to purchase 50,000 shares of common stock vest in each of the next five years.

      Fiscal Year-End Option Numbers and Values

      The following table sets forth additional information as of June 30, 2005, concerning shares of our common stock that may be issued upon the exercise of options under our existing equity compensation plans, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

---------------------------------------------------------------------------------------------------
          Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
---------------------------------------------------------------------------------------------------
              Shares
              Acquired
              on           Value        Number of Securities           Value of Unexercised In-the
              Exercise     Realized     Underlying Unexercised         Money Options/SARs at FY-End
              ---------    ---------    Options/SARs at FY-End (#)     ($)
Name          (#)          ($)          Exercisable/Unexercisable      Exercisable/Unexercisable
----          ---          ---          -------------------------      -------------------------
---------------------------------------------------------------------------------------------------
Arthur
Barchenko        -0-          -0-        150,000/150,000/250,000                 $$0/$0
---------------------------------------------------------------------------------------------------

      Stock Option Plan

Incentive Stock Option Plan. In 1986, the Company adopted an Incentive Stock Option Plan which it renewed in 1996 for a second ten-year term.. The Company has reserved 2,000,000 shares of common stock for issuance under the Stock Option Plan. The Board of Directors administers the Stock Option Plan but may delegate such administration to a committee of three persons, one of whom must be a member of the Board. The Board or the Committee has the authority to determine the number of options to be granted, when the options may be exercised and the exercise price of the options, provided that the exercise price may never be less than the fair market value of the shares of the common stock on the date the option is granted (110% in the case of any employee who owns more than 10% of the combined voting power or value of all classes of stock). Options may be granted for terms not exceeding ten years from the date of the grant, except for options granted to person holding in excess of 5% of the common stock, in which case the options may not be granted for a term not to exceed five years from the date of the grant.

      Equity Compensation Plan Information

      The following table sets forth additional information as of June 30, 2005, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                      Equity Compensation Plan Information

------------------------------------------------------------------------------------------------------------------------
                                                             Weighted-average
                           Number of securities to be        exercise price of       Number of securities available
                           issued upon exercise of           outstanding             for future issuance under equity
                           outstanding  options, warrants    options, warrants       compensation plans (excluding
Plan Category              and rights                        and rights              securities reflected in column (a))
------------------------------------------------------------------------------------------------------------------------
Equity compensation                   1,110,000                     $2.03                         945,000
plans approved
by security holders
------------------------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders
------------------------------------------------------------------------------------------------------------------------
Total                                 1,110,000                     $2.03                         645,000
------------------------------------------------------------------------------------------------------------------------

      Other Compensation

None.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reports were filed late and some have not yet been filed. The Company expects that all reports not heretofore filed for the 2005 fiscal year will be filed by December 31, 2005.

                           CODE OF CONDUCT AND ETHICS

      We have adopted a code of conduct and ethics that applies to our directors, officers and all employees. The code of conduct and ethics will be posted on our website at www. ecsi@anti-terrorism.com shortly after the date of the Annual Meeting. Until that time, the code of business conduct and ethics may be obtained free of charge by writing to Electronic Control Security Inc., Attn:
Arthur Barchenko, 790 Bloomfield Avenue, Building C, Suite 1, Clifton, New Jersey 07012.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      In March 2004, we issued 735,294 shares of common stock to Natalie Barchenko, the Treasurer and a director of the Company and the wife of Arthur Barchenko, the Company's president and a director, upon the conversion of loans made by Ms. Barchenko to the Company in the aggregate amount of $250,000. The offering price of the shares was based upon a then outstanding offer by a third party to purchase shares of common stock at such price.

      Until the Company achieved profitability, we relied on loans from officers, directors, shareholders and their affiliates to assist in the funding of our operations. At June 30, 2005 and 2004, related party debt consisted of $500,697 and $432,545, respectively. The loans are repayable with interest at rates varying from no interest through 12% interest per annum. All interest for the fiscal year 2004 and 2003 has been paid. The Company is restricted from repaying the principal amount of the loans except as permitted under the Purchase Agreement dated June 30, 2004 by which we sold the shares of Series B

Preferred Stock which provides that (i) repayment shall be later than December 31, 2005, (ii) for the six month period ended June 30, 2005 (x) the reported revenues of the Company shall not be less than $11 million and (y) the reported earnings per share of common stock shall be not less than $0.23 based upon 7,250,000 shares of common stock outstanding, and (iii) both at December 31, 2005 and at the time of any such repayment, holders of Series B Preferred Stock are entitled to sell their shares under an effective registration statement.

                                 PROPOSAL NO. 2
                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Directors is seeking stockholder ratification of the selection by the Audit Committee of the Board of Directors of Demetrius & Co., L.L.C. ("Demetrius & Co.") to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2005. Demetrius & Co. served as our independent registered public accounting firm with respect to the audit of our financial statements for the fiscal year ended June 30, 2005.

      Shareholder ratification of the selection of Demetrius & Co. as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Demetrius & Co. to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our best interests and the best interests of our shareholders.

      A representative of Demetrius & Co. is expected to attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                       OUR BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE "FOR" PROPOSAL 2

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee consults with our principal accounting officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our principal accounting officer and other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors adopted a written Audit Committee Charter in October 2002, a copy of which is attached hereto as Appendix A.

      In fulfilling its responsibilities, the Audit Committee selected Demetrius & Company, L.L.C. as our independent accountants for purposes of auditing our financial statements for the fiscal year ending June 30, 2005. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

      Based on the reviews and discussions with management and Demetrius & Company, L.L.C., the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, filed with the Securities and Exchange Commission.

      The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Rabois and Snow are independent under Rule 4350(d) of the Nasdaq Stock Market Listing Standards and are financially literate each in his own capacity.

      Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended June 30, 2005, were met and that our financial reporting and audit processes are functioning effectively.

                                        Submitted by the Audit Committee
                                        of the Board of Directors:

                                                Gene Rabois
                                                Edward Snow
                                                Thomas Donahue

                             INDEPENDENT ACCOUNTANTS

      The Company first engaged Demetrius & Company, L.L.C. as its Company's principal accountant to audit the Company's financial statements for the fiscal year ended June 30, 1998. We have engaged Demetrius & Company, L.L.C. to audit the Company's financial statements for the fiscal year ending June 30, 2006. A representative of Demetrius & Company, L.L.C. is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2005

Audit Fees

      The aggregate fees billed by Demetrius & Company, L.L.C. for professional services related to the audit of the Company's consolidated financial statements for the fiscal year ended June 30, 2005 were $36,789. The reviews of the consolidated condensed financial statements included in the Company's Quarterly reports on Forms 10-QSB for the fiscal year ended June 30, 2005 were performed by Demetrius & Company, L.L.C. The fees billed by Demetrius & Company, L.L.C. for those services plus its consent were $10,200. The aggregate fees billed by Demetrius & Company, L.L.C. in connection with the year end audit and quarterly reviews for the fiscal year ended June 30, 2004 were $35,000.

Audit Related Fees

      There were no fees billed by Demetrius & Company, L.L.C. for audit related services for the fiscal years ended June 30, 2004 or 2005.

Tax Services

      The aggregate fees billed by Demetrius & Company, L.L.C. for tax services during the fiscal years ended June 30, 2005 and 2004 were $13,000 and $14,000, respectively.

All Other Services

      During 2004, Demetrius & Company, L.L.C. billed the Company $5,000 for services in connection with the preparation of a SEC filing of a private placement.

                         COST OF SOLICITATION OF PROXIES

      We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

                              SHAREHOLDER PROPOSALS

      A shareholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders of the Company to be held in 2005 must be received by the Company before September 1, 2005, at its executive offices located at 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, Attention: Arthur Barchenko. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2005 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after September 1, 2005.

                                 OTHER BUSINESS

      The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                        ELECTRONIC CONTROL SECURITY INC.

                             Audit Committee Charter

Organization

      There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the controller's, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Provide an open avenue of communication between the controller, the independent auditor, and the board of directors.

2.    Review and update the committee's charter annually.

3.    Create an agenda for the ensuing year.

4. Maintain minutes or other records of meetings and activities of the Audit Committee.

5. Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditors.

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

7. Confirm and assure the independence of the independent auditor, including a review of management consulting services and related fees provided by the independent auditor.

8. Inquire of management, the controller and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

9. Consider, in consultation with the independent auditor and the controller, the audit scope and plan of the controller and the independent auditor.

10. Consider with Management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

11. Review with the controller and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

12.   Consider and review with the independent auditor and the controller:

      a) The adequacy of the company's internal controls including computerized information system controls and security.

      b) Any related significant findings and recommendations of the independent auditor and the controller together with management's responses thereto.

      c) The adequacy of internal controls and procedures related to executive travel and entertainment.

13. Review with management and the independent auditor at the completion of the annual examination:

      a)    The company's annual financial statements and related footnotes.

      b) The independent auditor's audit of the financial statement's and his or her report thereon.

      c) Any significant changes required in the independent auditor's audit plan.

      d) Any serious difficulties or disputes with management encountered during the course of the audit.

      e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

14.   Consider and review with management and the controller:

      a) Significant findings during the year and management's responses thereto.

      b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

      c)    Any changes required in the planned scope of their audit plan.

      d)    The internal auditing department budget and staffing.

      e)    The internal auditing department charter.

      f) Internal auditing compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

15. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

16. Review with management, the independent auditor, and the controller auditing the interim financial report before it is filed with the SEC or other regulations.

17. Review policies and procedures with respect to officers and director's; expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the controller or the independent auditor.

18. Review legal and regulatory matters that may have a material impact to the financial statement's related company compliance policies, and programs and reports received from regulators.

19. Meet with the controller, the independent auditor, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

20. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

21. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

22. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee sha1l be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

23. The committee shall meet at least one time per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

24. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least two independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                     Directions to ECSI International, Inc.

                               790 Bloomfield Ave.
                                 Bldg. C Suite 1
                                Clifton, NJ 07012
                                  973-574-8555

From New York City:

Exit Lincoln Tunnel and take 395 to Rt. 3W.

Proceed on Rte. 3W to the Bloomfield Ave. exit.

Make a right at the bottom of the ramp and *proceed to round-about. Go half-way around circle, past Home Depot on the right.

Continue straight through the light; you will see Atlantic Casting on the left. Right after Atlantic Casting, there is an orange brick building, 790 Bloomfield Ave.

Immediately after the building, there is a driveway. Make a left into the driveway and go back into the industrial complex.

The company is located on the left in the white building with blue letters
'ECSI'.

Traveling East on Rt. 3:

Via Parkway:

Take Exit 53 (Sports Arena) onto Rt. 3 East. **Take the Bloomfield Ave. exit. At bottom of ramp make a right onto Bloomfield Ave. and following directions from * above.

Via Rt. 46 E - follow to Rt. 3E and **directions above.

Via Rt. 80 East - to Rt. 46 E to Rt. 3 E and follow **directions above.

Via Rt. 80 West to Rt. 46 W to Rt. 3 E and follow **directions above.

Via NJ Turnpike North:

Exit 16W (GW Bridge). Follow signs for Route 3 West (Sports Complex) to Bloomfield Avenue exit on right. Follow * directions above.